Warrant Liability (Tables)	12 Months Ended
Dec. 31, 2022
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	December 31,	December 31,
	2022	2021
Underlying common share fair value (in USD)	$3.25	$10.90
Remaining life until expiry	2.8	3.8
Volatility	51.0%	56.0%
Risk-free interest rate	4.26%	1.13%
Expected dividend rate	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in USD)	$—	$0.80
Fair value of exercise price adjustment mechanism (in USD)	$0.12	$1.63
Illiquidity discount	20.0%	28.0%
Fair value of a warrant (in USD)	$0.10	$1.75
Fair value of a warrant (in CAD)	$0.13	$2.22